Sesen Bio Reports Third Quarter 2018 Financial Results and Planned VISTA Trial Readouts Company Expects to Report Six-Month Update from VISTA Trial in December 2018; On-Track to Report 12-Month VISTA Trial Data in Mid-2019 CAMBRIDGE, Mass., Nov. 8, 2018 – Sesen Bio, Inc. (Nasdaq: SESN), a late-stage clinical company developing targeted fusion protein therapeutics for the treatment of people with cancer, today reported operating results for the third quarter ended September 30, 2018 and recent highlights from its development program for Vicinium® for patients with high-grade non-muscle invasive bladder cancer (NMIBC). “2018 has been a year of focused execution for Sesen Bio, led by the advancement of the Phase 3 program for Vicinium for patients with NMIBC,” said Dr. Thomas Cannell, president and chief executive officer of Sesen Bio. “NMIBC is a devastating disease and there remains just one recommendation for patients who do not respond or become refractory to today’s standard-of- care treatment: complete bladder removal. Our goal is to help save this essential organ and provide a meaningful treatment option for patients with BCG-unresponsive NMIBC. Our Phase 3 registration clinical trial is well-designed and preliminary data reported earlier this year suggest that Vicinium is active and has a favorable safety profile, consistent with our Phase 2 experience. We look forward to assessing six-month data from the trial next month and twelve-month data in mid-2019. If the VISTA Trial is successful, we believe Vicinium could change the treatment outlook for patients with NMIBC, bringing us closer to achieving our mission of saving and renewing the lives of patients with cancer.” Recent Highlights  In September 2018, at the Global Congress on Bladder Cancer 2018, Sesen Bio presented a biomarker update from its Phase 3 VISTA Trial data showing that all screened patient samples expressed EpCAM, the molecular target of Vicinium.  In October 2018, the company entered into an agreement with FUJIFILM Diosynth Biotechnologies U.S.A., Inc. to provide supply services in support of the manufacturing of Vicinium for the treatment of high-grade NMIBC. The Agreement facilitates a transfer of manufacturing technology from Sesen Bio to Fujifilm. Upcoming Events  Sesen Bio anticipates reporting six-month data from the ongoing Phase 3 VISTA Trial in December 2018. A conference call will be held to review the data, with details to follow. Third Quarter 2018 Financial Results  Cash Position: Cash and cash equivalents were $57.9 million as of September 30, 2018, compared to $11.3 million as of September 30, 2017.

 Revenue: There was no revenue for the three-month periods ended September 30, 2018 and 2017, respectively, as no revenue triggering milestones were achieved during either period under the company’s license agreement with F. Hoffmann-La Roche Ltd and Hoffmann-La Roche Inc. (Roche).  R&D Expenses: Research and development expenses were $3.4 million for the three months ended September 30, 2018, compared to $3.6 million for the same period in 2017. The decrease was due primarily to a reduction in Vicinium-related development expenses.  G&A Expenses: General and administrative expenses were $3.8 million for the three months ended September 30, 2018, compared to $1.6 million for the same period in 2017. The increase was due primarily to an increase in professional fees as well as higher personnel-related expenses.  Net Loss: Net loss was $14.0 million, or $0.18 per share, for the three months ended September 30, 2018, compared to net loss of $9.1 million, or $0.37 per share, for the same period in 2017. The increase was due primarily to the change in the fair value of contingent consideration and increased general and administrative expenses.  Financial Guidance: Based on current operating plans, Sesen Bio believes it will have capital sufficient to fund its current operating plans into 2020. About Sesen Bio Sesen Bio, Inc. is a late-stage clinical company advancing targeted fusion protein therapeutics for the treatment of people with cancer. The company’s lead program, Vicinium®, also known as VB4-845, is currently in a Phase 3 registration trial, the VISTA Trial, for the treatment of high- grade non-muscle invasive bladder cancer. Twelve-month data from the trial are anticipated in mid-2019. Vicinium incorporates a tumor-targeting antibody fragment and a protein cytotoxic payload into a single protein molecule designed to selectively and effectively kill cancer cells, while minimizing toxicity to non-cancerous bladder cells. For more information, please visit the company’s website at www.sesenbio.com. Cautionary Note on Forward-Looking Statements Any statements in this press release about future expectations, plans and prospects for the Company, the Company’s strategy, future operations, and other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward- looking statements as a result of various important factors, including: the uncertainties inherent in the initiation and conduct of clinical trials, the possibility that the three-month or six-month data of the Phase 3 VISTA Trial are not indicative of final clinical results and final clinical trial results may not be positive with regard to the safety or efficacy of Vicinium®, our ability to successfully develop our product candidates and complete our planned clinical programs, our ability to obtain marketing approvals for our product candidates, expectations regarding our ongoing clinical trials, availability and timing of data from clinical trials, whether interim results from a clinical trial will be predictive of the final results of the trial or results of early clinical studies will be indicative of the results of future studies, the adequacy of any clinical models, expectations regarding regulatory approvals, expectations regarding the adequacy of our existing capital resources to fund our operations into 2020 and other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10- Q and other reports filed with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. ### Contacts: Monique Allaire, THRUST Strategic Communications monique@thrustsc.com 781-631-0759 Alicia Davis, THRUST Strategic Communications alicia@thrustsc.com 910-620-3302

SESEN BIO, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited) (in thousands) September 30, December 31, 2018 2017 Assets Current assets: Cash and cash equivalents$ 57,856 $ 14,680 Prepaid expenses and other current assets 1,529 301 Total current assets 59,385 14,981 Property and equipment, net 365 522 Restricted cash 20 10 Intangible assets 46,400 46,400 Goodwill 13,064 13,064 Other assets 61 120 Total assets $ 119,295 $ 75,097 Liabilities and stockholders' equity Current liabilities: Accounts payable$ 1,391 $ 907 Accrued expenses 5,170 3,813 Total current liabilities 6,561 4,720 Other liabilities 311 215 Deferred tax liability 12,528 12,528 Contingent consideration 49,500 39,600 Stockholders' equity: Common stock 77 35 Additional paid-in capital 229,585 170,330 Accumulated deficit (179,267) (152,331) Total stockholders' equity 50,395 18,034 Total liabilities and stockholders' equity$ 119,295 $ 75,097 SESEN BIO, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (unaudited) (in thousands, except per share data) Three Months Ended September 30, Nine Months Ended September 30, 2018 2017 2018 2017 Total revenue$ - $ - $ - $ 425 Operating expenses: Research and development 3,372 3,619 9,406 9,402 General and administrative 3,825 1,631 8,128 6,085 Loss from change in fair value of contingent consideration 7,200 3,900 9,900 7,600 Total operating expenses 14,397 9,150 27,434 23,087 Loss from operations (14,397) (9,150) (27,434) (22,662) Other income, net 382 45 498 180 Net loss and comprehensive loss$ (14,015) $ (9,105) $ (26,936) $ (22,482) Net loss per share —basic and diluted $ (0.18) $ (0.37) $ (0.48) $ (0.91) Weighted-average number of common shares used in net loss per share —basic and diluted 77,030 24,691 56,526 24,663